Exhibit 10.46

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into this the 8th day of March, 2016 by and between Charles & Colvard, Ltd. (the “Company”) and Steve Larkin (the “Employee”).

WITNESSETH

WHEREAS, the Company and the Employee entered into an Employment Agreement, dated as of May 6, 2013 (the “Employment Agreement”), pursuant to which the Employee is currently employed as the Company’s Chief Operating Officer;

WHEREAS, the Company and the Employee desire to amend the Employment Agreement by entering into this Amendment; and

WHEREAS, Section 18 of the Employment Agreement provides that the Employment Agreement may be amended only by an agreement in writing signed by each of the Company and the Employee.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that:

1.             Amendment of Employment Agreement.  The first sentence of Section 3 of the Employment Agreement is hereby deleted and replaced in its entirety with the following:

“Employee shall serve as Chief Revenue Officer of the Company.”

2.             Effect on Employment Agreement.  Except as specifically provided herein, the Employment Agreement shall remain in full force and effect.

3.             Counterparts.  Any number of counterparts of this Amendment may be signed and delivered, each of which will be considered an original and all of which, together, will constitute one and the same instrument.

4.             Governing Law.  This Amendment shall be construed, interpreted, and governed in accordance with the laws of the state of North Carolina, without regard to the conflicts of laws principles thereof.  The state and federal courts in North Carolina shall be the exclusive venues for the adjudication of all disputes arising out of this Amendment, and the parties consent to the exercise of personal jurisdiction over them in any such adjudication and hereby waive any and all objections and defenses to the exercise of such personal jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Employment Agreement as of the day and year first above written.

CHARLES & COLVARD, LTD.		EMPLOYEE

By:	/s/ Suzanne Miglucci	/s/ Steve Larkin
Name:	Suzanne Miglucci	Steve Larkin
Title:	President and Chief Executive Officer

[Signature Page to First Amendment to Employment Agreement]